Exhibit 32.1
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                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                            LEV PHARMACEUTICALS, INC.
                FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2004
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I am the Chief Executive Officer of Lev Pharmaceuticals, Inc., a Delaware corporation (the "Company"). I am delivering this certificate in connection with the Form 10-KSB of the Company for the year ended December 31, 2004 and filed with the Securities and Exchange Commission ("Form 10-KSB").

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that, to the best of my knowledge, the Form 10-KSB fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2005
                                                      /s/ Joshua D. Schein
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                                                      Joshua D. Schein
                                                      Chief Executive Officer